EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Doe Run Resources Corporation (the ‘‘Company’’), does hereby certify that:

The quarterly report on Form 10-Q for the quarter ended July 31, 2005, of the Company as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2005

By:	/s/ Jeffrey L. Zelms

Jeffrey L. Zelms

President & Chief Executive Officer